GOODWILL	12 Months Ended
Dec. 31, 2016
GOODWILL [Abstract]
GOODWILL
11. GOODWILL

The changes in the carrying amount of goodwill by reporting unit for the years ended December 31, 2015 and 2016 were as follows:

	Better Schools			Better Jobs
		K-12		Career
	Tutoring	Schools	Subtotal	Enhancement	Consolidated
	RMB	RMB	RMB	RMB	RMB
Balance as of December 31, 2014	26,609	24,815	51,424	33,117	84,541
Foreign currency translation adjustments	417	410	827	620	1,447
Balance as of December 31, 2015	27,026	25,225	52,251	33,737	85,988
Foreign currency translation adjustments	493	485	978	735	1,713
Goodwill impairment	(19,747)	-	(19,747)	-	(19,747)
Balance as of December 31, 2016	7,772	25,710	33,482	34,472	67,954

In 2016, the Group elected to start with the quantitative two-step process in the impairment test for goodwill. The management determined that the Income Approach, specifically the Discounted Cash Flow (“DCF”) method, is appropriate. Considering the fact that the Tutoring segment has kept downward trends in business performance and operating results, the management decided to suspend those non-performing business units in the year of 2016, in order to solidify the operational base and enhance future growth prospects. Hence, lower projection of cash flows was used for Tutoring segment. For Career Enhancement segment, the management expected the revenues to gradually pick up in the following years. The management would continue to maintain and develop its business in following years. For K-12 segment, the management decided to use a flat and conservative growth rate. Other key assumptions besides cash flow projections included discount rates in the range from 16% to 17% and terminal growth rate of 3%. As a result of the above tests, the Group recorded an impairment loss for goodwill of Tutoring at amount of RMB 19,747 for the year ended December 31, 2016. Goodwill impairment loss recognized in 2014 and 2015 was RMB 229,914 and RMB nil respectively.